UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 17, 2008

Lincoln Mining Corp. -------------------------------- (Exact name of registrant as specified in its charter)

Nevada	000-50009	32-0196442
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(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

605 Pacific Avenue, Manhattan Beach, CA	90266
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(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(323) 449-2180
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N/A ----------------------------------------------------------- Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

[_]	Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Item 5 – Corporate Governance and Management

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective September 15, 2008, we have appointed Sylvia Marchini to act as our Secretary, Treasurer and as a director.

There is no material plan, contract, arrangement, to which Mrs. Marchini is a party in connection with the aforementioned resignation and appointments.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 17, 2008	Nugget Resources Inc.

By: /s/ John Pulos
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   John Pulos, President